UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-8703

Dreyfus High Yield Strategies Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices)	(Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	03/31

Date of reporting period:	03/31/2008

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus High Yield Strategies Fund

Protecting Your Privacy Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.
  Information about your transactions with us, such as the purchase or sale of Fund shares.
  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC

PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Selected Information
7	Statement of Investments
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statement of Cash Flows
25	Statement of Changes in Net Assets
26	Financial Highlights
27	Notes to Financial Statements
38	Report of Independent Registered
Public Accounting Firm
39	Important Tax Information
39	Supplemental Information
40	Information About the Review and Approval
of the Fund’s Management Agreement
45	Dividend Reinvestment Plan
50	Board Members Information
52	Officers of the Fund
57	Officers and Trustees

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus High Yield
Strategies Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus High Yield Strategies Fund, covering the 12-month period from April 1, 2007, through March 31, 2008.

For the most part, the last 12 months have proven to be one of the more challenging times for fixed-income investors in recent memory.The U.S. economy continues to sputter under the weight of a weakening housing market, and a credit crisis that originated in the U.S. sub-prime mortgage sector continues to disrupt other areas of the financial markets. These developments produced heightened volatility in many segments of the U.S. bond market, in particular the distressed bond and derivatives markets. U.S.Treasuries rallied strongly in the resulting “flight to quality,” but many of the higher-yielding market sectors posted sharp declines.

The Federal Reserve Board and the U.S. government have adopted stimulative monetary and fiscal policies in an effort to boost market liquidity and the economy.While it is too early to tell how effective their actions will be, the time is right to position your portfolio for the investment challenges and opportunities that may arise.As always, we encourage you to stay in close contact with your financial advisor, who can help you maintain a disciplined approach and a long-term perspective, which historically have been key to investment success over the long run.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

For the period of April 1, 2007, through March 31, 2008, as provided by Karen Bater, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended March 31, 2008, Dreyfus High Yield Strategies Fund achieved a total return of –5.57% (on a net asset value basis) and produced aggregate income dividends of $0.342 per share.1 In comparison, the Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”), the fund’s benchmark, achieved a total return of –3.27% for the same period.2

Like many other asset classes, high yield bonds suffered during the reporting period as an economic downturn intensified and a credit crisis created challenging liquidity conditions in a variety of fixed-income markets.The fund produced a lower return than its benchmark, primarily due to its overweight position in higher quality credits during a time when lower quality credits, while despite being negatively publicized, fared better.

The Fund’s Investment Approach

The fund primarily seeks high current income.The fund also seeks capital growth as a secondary objective, to the extent consistent with its objective of seeking high current income.The fund invests primarily in fixed-income securities of below investment-grade credit quality. Issuers of below investment-grade securities may include companies in early stages of development and companies with a highly leveraged financial structure.To compensate investors for taking on greater risk, such companies typically must offer higher yields than those offered by more established or conservatively financed companies.

The Credit Crisis Worsened Despite Low Default Rates

The credit crunch that began over the summer of 2007 with turmoil in the sub-prime mortgage sector intensified throughout the reporting period, creating heavy selling pressure for most lower-rated investments, including high yield bonds. Yield differences, or “spreads,” between

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

high yield bonds and U.S.Treasury securities widened dramatically as global financial institutions reported massive sub-prime related losses in the deepening credit crunch. At the same time, a U.S. economic downturn gained momentum, prompting many economists to forecast a recession for 2008.

Despite mounting economic fears, high yield market fundamentals appeared to remain sound, with default rates hovering near historical lows throughout the reporting period.The dichotomy between market performance and fundamental business conditions suggests to us that high yield bonds may have been punished too severely by risk-averse investors. In our judgment, securities from fundamentally sound industries and issuers are likely to rebound when investors again focus on underlying credit profiles.

Defensive Positioning Supported Relative Performance

In this turbulent market environment, we adopted a more defensive investment posture by reducing the fund’s exposure to the riskier areas of the high yield bond market. Underweighted positions in the financials and building products areas helped the fund avoid the brunt of weakness resulting from the credit crisis and economic slowdown, respectively. We also had relatively light exposure to the technology sector, which historically has encountered heightened volatility during downturns. In addition, the fund’s relative performance was bolstered during the reporting period by favorable security selections in the troubled buildings products and finance sectors, as we focused on companies with the financial strength required to withstand periods of market turbulence.

Our security selection strategy also proved to be successful in the publishing-and-printing, gaming and paper industry groups, where we generally emphasized debt securities with seniority over subordinated bonds in their issuers’ capital structures.As a result, these sectors, which were among the poorer performers for the benchmark, contributed positively to the fund’s relative performance.

On the other hand, strength in these areas was balanced to a degree by less attractive results from other industry groups. The fund’s media holdings detracted from relative performance despite underweighted exposure to the industry group, as corporate revenues failed to rise despite expectations of a boost in advertising stemming from the 2008 elections and Olympic Games. Although an overweighted position in the capital goods sector had little impact on the fund’s results, shortfalls in our security selection strategy among capital goods producers detracted from relative performance. Finally, an overweighted position in the telecommunications area weighed on the fund’s returns over the reporting period.

Maintaining a Patient and Disciplined Approach

The high yield investment environment remained challenging as of the reporting period’s end, as aggressive measures by the Federal Reserve Board to inject liquidity into the banking system and reduced short-term interest rates have so far had little impact on deteriorating U.S. housing markets or banks’ reluctance to lend to creditworthy consumers and businesses. Until we see signs of economic improvement, we believe the prudent course is to maintain a relatively defensive investment posture.

In the meantime, we believe the high yield market offers compelling income opportunities, with robust yields compared to U.S. government securities. Over the longer term, we believe that our focus on credit research will help position the fund to capture potential opportunities for capital appreciation from the bonds of companies with moderately leveraged balance sheets, ample covenant protections, strong cash flows and high levels of asset protection.

April 15, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by
The Dreyfus Corporation and the fund’s shareholder servicing agent pursuant to an agreement in effect through April 4, 2009, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	SOURCE: BLOOMBERG, L.P. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Merrill Lynch U.S. High Yield Master II Constrained Index is an
unmanaged performance benchmark composed of U.S. dollar-denominated domestic and Yankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity. Bonds are capitalization-weighted.Total allocations to an issuer are capped at 2%.

The Fund 5

SELECTED INFORMATION
March 31, 2008 (Unaudited)

Market Price per share March 31, 2008	$3.47
Shares Outstanding March 31, 2008	71,487,233
New York Stock Exchange Ticker Symbol	DHF

MARKET PRICE (NEW YORK STOCK EXCHANGE)

		Fiscal Year Ended March 31, 2008

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
	June 30,	September 30,	December 31,	March 31,
	2007	2007	2007	2008

High	$4.40	$4.16	$3.95	$3.82
Low	4.11	3.57	3.59	3.28
Close	4.15	3.87	3.74	3.47

PERCENTAGE GAIN (LOSS) based on change in Market Price†
April 29, 1998 (commencement of operations) through March 31, 2008		(2.33)%
April 1, 2003 through March 31, 2008		1.97
April 1, 2007 through March 31, 2008		(11.75)
July 1, 2007 through March 31, 2008		(10.56)
October 1, 2007 through March 31, 2008		(6.15)
January 1, 2008 through March 31, 2008		(5.73)

NET ASSET VALUE PER SHARE
April 29, 1998 (commencement of operations)	$15.00
March 31, 2007	4.72
June 30, 2007	4.60
September 30, 2007	4.54
December 31, 2007	4.31
March 31, 2008	4.09

PERCENTAGE GAIN (LOSS) based on change in Net Asset Value†
April 29, 1998 (commencement of operations) through March 31, 2008		(0.71)%
April 1, 2003 through March 31, 2008		11.59
April 1, 2007 through March 31, 2008		(5.57)
July 1, 2007 through March 31, 2008		(5.01)
October 1, 2007 through March 31, 2008		(5.82)
January 1, 2008 through March 31, 2008		(3.70)

† With dividends reinvested.

STATEMENT OF INVESTMENTS
March 31, 2008

	Coupon	Maturity	Principal
Bonds and Notes—131.9%	Rate (%)	Date	Amount ($)	Value ($)

Advertising—1.2%
Lamar Media,
Gtd. Notes, Ser. B	6.63	8/15/15	570,000 [a]	504,450
Lamar Media,
Sr. Unscd. Notes	6.63	8/15/15	1,850,000 [a]	1,637,250
R.H. Donnelley,
Sr. Unscd. Notes	8.88	10/15/17	2,375,000 [b]	1,496,250
				3,637,950
Aerospace & Defense—1.7%
Esterline Technologies,
Gtd. Notes	6.63	3/1/17	1,950,000 [a]	1,959,750
L-3 Communications,
Gtd. Bonds	3.00	8/1/35	550,000 [a]	689,563
L-3 Communications,
Gtd. Notes, Ser. B	6.38	10/15/15	1,400,000 [a]	1,375,500
L-3 Communications,
Gtd. Notes	7.63	6/15/12	1,050,000 [a]	1,080,188
				5,105,001
Agricultural—.5%
Alliance One International,
Gtd. Notes	11.00	5/15/12	1,430,000 [a]	1,458,600
Airlines—.5%
United AirLines,
Pass-Through Ctfs., Ser. 00-2	7.81	4/1/11	1,153,705 [a]	1,332,529
Asset-Backed Ctfs./
Home Equity Loans—.0%
Countrywide Asset-Backed
Certificates, Ser. 2007-4, Cl. M7	7.20	9/25/37	250,000	40,524
Countrywide Asset-Backed
Certificates, Ser. 2007-4, Cl. M8	7.20	9/25/37	135,000	59,242
				99,766
Automobile Manufacturers—2.2%
Ford Motor,
Sr. Unscd. Notes	7.45	7/16/31	2,605,000 [a]	1,732,325
General Motors,
Sr. Unscd. Notes	7.20	1/15/11	3,725,000 [a]	3,119,688
General Motors,
Sr. Unscd. Notes	8.38	7/15/33	2,125,000 [a]	1,508,750
				6,360,763

The Fund 7

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Automotive, Trucks & Parts—2.1%
Goodyear Tire & Rubber,
Gtd. Notes	8.63	12/1/11	488,000 [a]	514,230
Goodyear Tire & Rubber,
Sr. Unscd. Notes	9.00	7/1/15	2,190,000 [a]	2,326,875
Tenneco Automotive,
Gtd. Notes	8.63	11/15/14	1,500,000 [a]	1,481,250
United Components,
Gtd. Notes	9.38	6/15/13	2,130,000 [a]	1,962,262
				6,284,617
Banks—1.6%
Chevy Chase Bank,
Sub. Notes	6.88	12/1/13	3,620,000 [a]	3,402,800
Colonial Bank,
Sub. Notes	8.00	3/15/09	750,000 [a]	771,151
Colonial Bank,
Sub. Notes	9.38	6/1/11	425,000 [a,b]	460,449
				4,634,400
Casinos & Gaming—.9%
Fontainebleau Las Vegas Holdings,
2nd Mortgage Notes	10.25	6/15/15	1,465,000 [a,b]	1,040,150
Shingle Springs Tribal Group,
Sr. Notes	9.38	6/15/15	1,660,000 [b]	1,477,400
				2,517,550
Chemicals—2.4%
Airgas,
Gtd. Notes	6.25	7/15/14	300,000 [a]	300,750
Huntsman,
Sr. Scd. Notes	11.63	10/15/10	909,000 [a]	963,540
Ineos Group Holdings,
Gtd. Notes	8.50	2/15/16	2,900,000 [b]	2,269,250
Nalco,
Sr. Sub. Notes	8.88	11/15/13	3,508,000 [a]	3,622,010
				7,155,550

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Commercial & Professional
Services—3.3%
Aramark,
Sr. Unscd. Notes	8.50	2/1/15	1,446,000 [a]	1,456,845
Corrections Corp. of America,
Gtd. Notes	6.25	3/15/13	2,475,000 [a]	2,437,875
Education Management,
Gtd. Notes	8.75	6/1/14	1,100,000 [a]	935,000
Education Management,
Gtd. Notes	10.25	6/1/16	1,955,000 [a]	1,564,000
Hertz,
Gtd. Notes	8.88	1/1/14	1,660,000 [a]	1,581,150
Hertz,
Gtd. Notes	10.50	1/1/16	550,000 [a]	517,688
Ipayment,
Gtd. Notes	9.75	5/15/14	1,360,000	1,213,800
				9,706,358
Commercial Mortgage
Pass-Through Ctfs.—.4%
Global Signal Trust,
Ser. 2006-1, Cl. F	7.04	2/15/36	1,210,000 [b]	1,103,774
Consumer Products—.5%
Chattem,
Sr. Sub. Notes	7.00	3/1/14	1,455,000 [a]	1,422,262
Diversified Financial
Services—16.1%
CCM Merger,
Notes	8.00	8/1/13	1,325,000 [a,b]	1,119,625
Consolidated Communications
Illinois/Texas Holdings, Sr. Notes	9.75	4/1/12	747,000 [a]	787,151
Dow Jones CDX,
Pass Thrus Ctfs, Ser. 4-T1	8.25	6/29/10	7,415,700 [a,b,c]	7,638,171
Ford Motor Credit,
Sr. Unscd. Notes	7.38	10/28/09	7,160,000 [a]	6,526,018

The Fund 9

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)	Value ($)

Diversified Financial
Services (continued)
Ford Motor Credit,
Sr. Unscd. Notes		8.00	12/15/16	950,000 [a]	744,734
Ford Motor Credit,
Sr. Unscd. Notes		8.63	11/1/10	1,650,000 [a]	1,438,425
Ford Motor Credit,
Sr. Unscd. Notes		9.75	9/15/10	2,284,000 [a,d]	2,035,576
GMAC,
Sr. Unscd. Notes	EUR	5.38	6/6/11	1,140,000 [e]	1,247,686
GMAC,
Sr. Unscd. Notes		5.63	5/15/09	365,000	332,711
GMAC,
Sr. Unscd. Notes		6.63	5/15/12	185,000	140,066
GMAC,
Sr. Unscd. Notes		7.00	2/1/12	1,200,000 [a]	913,285
GMAC,
Sr. Unscd. Notes		7.75	1/19/10	3,000,000 [a]	2,595,921
GMAC,
Sr. Unscd. Bonds		8.00	11/1/31	1,835,000 [a]	1,317,932
Hanover Insurance,
Debs.		7.63	10/15/25	1,100,000 [a]	984,500
Hawker Beechcraft Acquisition,
Sr. Sub. Notes		9.75	4/1/17	3,155,000	3,155,000
HUB International Holdings,
Sr. Sub. Notes		10.25	6/15/15	3,985,000 [a,b]	2,928,975
Idearc,
Gtd. Notes		8.00	11/15/16	3,700,000 [a]	2,414,250
Leucadia National,
Sr. Unscd. Notes		7.00	8/15/13	1,725,000 [a]	1,720,687
Leucadia National,
Sr. Unscd. Notes		7.13	3/15/17	1,500,000 [a]	1,428,750
LVB Acquisition Merger,
Gtd. Notes		11.63	10/15/17	3,315,000 [b]	3,331,575
Lyondell Basell Industries,
Sr. Scd. Notes		8.38	8/15/15	3,100,000 [a,b]	2,278,500

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Diversified Financial
Services (continued)
Stena,
Sr. Notes	7.50	11/1/13	1,170,000 [a]	1,159,762
UCI Holdco,
Sr. Unscd. Notes	12.49	12/15/13	1,250,562 [a,d]	1,094,242
				47,333,542
Diversified Metals &
Mining—4.1%
Alpha Natural Resources,
Gtd. Notes	10.00	6/1/12	2,500,000 [a,d]	2,625,000
Arch Western Finance,
Sr. Scd. Notes	6.75	7/1/13	1,000,000 [a,d]	1,002,500
CSN Islands IX,
Gtd. Notes	10.50	1/15/15	1,315,000 [a,b,d]	1,559,919
Freeport-McMoRan Cooper & Gold,
Sr. Unscd. Notes	8.25	4/1/15	3,535,000 [a]	3,738,262
Gibraltar Industries,
Gtd. Notes, Ser. B	8.00	12/1/15	900,000 [a,d]	733,500
Peabody Energy,
Gtd. Notes, Ser. B	6.88	3/15/13	525,000	535,500
Steel Dynamics,
Sr. Notes	7.38	11/1/12	1,750,000 [b]	1,776,250
				11,970,931
Electric Utilities—18.4%
AES,
Sr. Unscd. Notes	7.75	10/15/15	675,000	683,437
AES,
Sr. Unscd. Notes	8.00	10/15/17	425,000	432,437
AES,
Sr. Unsub. Notes	8.88	2/15/11	2,375,000 [a]	2,499,687
AES,
Sr. Unscd. Notes	9.38	9/15/10	7,610,000 [a]	8,085,625
Allegheny Energy Supply,
Sr. Unscd. Bonds	8.25	4/15/12	5,650,000 [a,b,d]	6,130,250

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Electric Utilities (continued)
Edison Mission Energy,
Sr. Unscd. Notes	7.00	5/15/17	505,000	505,000
Edison Mission Energy,
Sr. Unscd. Notes	7.50	6/15/13	5,320,000 [a]	5,479,600
Energy Future Holdings,
Gtd. Notes	10.88	11/1/17	10,685,000 [b]	10,845,275
Mirant Americas Generation,
Sr. Unscd. Notes	8.30	5/1/11	2,975,000 [a]	3,049,375
Mirant North America,
Gtd. Notes	7.38	12/31/13	2,735,000 [a]	2,776,025
Nevada Power,
Mortgage Notes, Ser. A	8.25	6/1/11	1,216,000 [a]	1,318,928
NRG Energy,
Gtd. Notes	7.25	2/1/14	1,175,000 [a]	1,163,250
NRG Energy,
Gtd. Notes	7.38	2/1/16	435,000	427,388
NRG Energy,
Gtd. Notes	7.38	1/15/17	2,510,000 [a]	2,447,250
Reliant Energy,
Sr. Unscd. Notes	7.63	6/15/14	4,565,000 [a]	4,553,587
Sierra Pacific Resources,
Sr. Unscd. Notes	8.63	3/15/14	3,467,000 [a]	3,657,896
				54,055,010
Environmental Control—2.7%
Allied Waste North America,
Sr. Scd. Notes	6.88	6/1/17	7,031,000 [a]	6,925,535
WCA Waste,
Gtd. Notes	9.25	6/15/14	1,070,000	1,072,675
				7,998,210
Food & Beverages—3.0%
Dean Foods,
Gtd. Notes	7.00	6/1/16	2,340,000 [a]	2,059,200
Del Monte,
Gtd. Notes	8.63	12/15/12	1,879,000 [a]	1,921,277
Smithfield Foods,
Sr. Unscd. Notes, Ser. B	7.75	5/15/13	1,750,000	1,741,250

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Food & Beverages (continued)
Smithfield Foods,
Sr. Unscd. Notes	7.75	7/1/17	490,000	480,200
Stater Brothers Holdings,
Gtd. Notes	8.13	6/15/12	2,550,000 [a]	2,569,125
				8,771,052
Health Care—9.7%
Alliance Imaging,
Sr. Unscd, Notes, Ser. B	7.25	12/15/12	140,000	132,300
Bausch & Lomb,
Sr. Unscd. Notes	9.88	11/1/15	3,605,000 [b]	3,677,100
Community Health Systems,
Gtd. Notes	8.88	7/15/15	2,120,000 [a]	2,138,550
DaVita,
Gtd. Notes	7.25	3/15/15	1,720,000 [a]	1,685,600
Hanger Orthopedic Group,
Gtd. Notes	10.25	6/1/14	845,000	853,450
HCA,
Sr. Unscd. Notes	6.30	10/1/12	3,535,000	3,163,825
HCA,
Sr. Unscd. Notes	8.75	9/1/10	1,282,000 [a]	1,288,410
HCA,
Notes	9.00	12/15/14	4,000,000	3,724,612
HCA,
Sr. Scd. Notes	9.13	11/15/14	1,695,000 [a]	1,750,087
HCA,
Sr. Scd. Notes	9.25	11/15/16	4,120,000 [a]	4,284,800
Psychiatric Solutions,
Gtd. Notes	7.75	7/15/15	2,712,000 [a]	2,712,000
Tenet Healthcare,
Sr. Unscd. Notes	6.38	12/1/11	995,000	902,962
Tenet Healthcare,
Sr. Unscd. Notes	9.88	7/1/14	2,000,000	1,945,000
				28,258,696
Lodging & Entertainment—8.5%
AMC Entertainment,
Sr. Sub. Notes	8.00	3/1/14	1,701,000 [a]	1,450,102

The Fund 13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Lodging & Entertainment (continued)
Cinemark,
Sr. Discount Notes	9.75	3/15/14	3,300,000 [a,f]	2,986,500
Gaylord Entertainment,
Gtd. Notes	6.75	11/15/14	1,775,000 [a]	1,553,125
Gaylord Entertainment,
Gtd. Notes	8.00	11/15/13	1,550,000 [a]	1,445,375
Mandalay Resort Group,
Sr. Sub. Notes	9.38	2/15/10	4,000,000 [a]	4,140,000
Marquee Holdings,
Sr. Discount Notes	9.51	8/15/14	820,000 [a,f]	617,050
MGM Mirage,
Gtd. Notes	8.38	2/1/11	625,000 [a]	629,688
MGM Mirage,
Gtd. Notes	8.50	9/15/10	2,233,000 [a]	2,316,738
Pokagon Gaming Authority,
Sr. Notes	10.38	6/15/14	3,258,000 [a,b]	3,453,480
Scientific Games,
Gtd. Notes	6.25	12/15/12	2,105,000 [a]	1,968,175
Seneca Gaming,
Sr. Unscd. Notes, Ser. B	7.25	5/1/12	1,675,000	1,587,063
Speedway Motorsports,
Sr. Sub. Notes	6.75	6/1/13	2,100,000 [a]	2,058,000
Trump Entertainment Resorts,
Sr. Scd. Notes	8.50	6/1/15	810,000	550,800
				24,756,096
Machinery—2.8%
Case,
Notes	7.25	1/15/16	1,925,000 [a]	1,876,875
Columbus McKinnon,
Gtd. Notes	8.88	11/1/13	615,000	639,600
Douglas Dynamics,
Gtd. Notes	7.75	1/15/12	2,835,000 [a,b]	2,140,425
Terex,
Gtd. Notes	7.38	1/15/14	3,415,000 [a]	3,397,925
				8,054,825

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Manufacturing—2.4%
Bombardier,
Sr. Unscd. Notes	6.30	5/1/14	2,200,000 [a,b]	2,101,000
Bombardier,
Sr. Unscd. Notes	8.00	11/15/14	675,000 [a,b]	698,625
J.B. Poindexter & Co.,
Gtd. Notes	8.75	3/15/14	1,235,000 [a]	810,469
Mueller Water Products,
Gtd. Notes	7.38	6/1/17	1,300,000	1,127,750
RBS Global & Rexnord,
Gtd. Notes	9.50	8/1/14	1,825,000	1,715,500
RBS Global & Rexnord,
Gtd. Notes	11.75	8/1/16	665,000	578,550
				7,031,894
Media—9.0%
CCH I Holdings,
Gtd. Notes	11.00	10/1/15	2,190,000 [a]	1,533,000
CCH II,
Sr. Unscd. Notes	10.25	9/15/10	5,315,000 [a]	4,863,225
CSC Holdings,
Sr. Unscd. Notes, Ser. B	8.13	7/15/09	4,650,000 [a]	4,708,125
Dex Media West/Finance,
Sr. Unscd. Notes, Ser. B	8.50	8/15/10	720,000 [a]	703,800
Dex Media West/Finance,
Gtd. Notes, Ser. B	9.88	8/15/13	5,300,000 [a]	4,624,250
Echostar DBS,
Gtd. Notes	6.38	10/1/11	1,130,000	1,087,625
General Cable,
Gtd. Notes	7.13	4/1/17	1,990,000	1,910,400
ION Media Networks,
Sr. Sub. Notes, Ser. A	11.00	7/31/13	31,028	8,765
ION Media Networks,
Sr. Sub. Notes	11.00	7/31/13	33,232 [b]	9,388
Kabel Deutschland,
Gtd. Notes	10.63	7/1/14	2,093,000 [a]	2,064,221

The Fund 15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Media (continued)
LBI Media,
Sr. Sub. Notes	8.50	8/1/17	1,930,000 [a,b]	1,681,513
Mediacom,
Sr. Unscd. Notes	9.50	1/15/13	695,000	642,875
Nexstar Broadcasting,
Gtd. Notes	7.00	1/15/14	180,000	155,925
Nexstar Finance Holdings,
Sr. Discount Notes	11.38	4/1/13	2,245,000 [a,f]	2,191,681
				26,184,793
Oil & Gas—6.9%
ANR Pipeline,
Sr. Notes	7.00	6/1/25	110,000 [a]	115,532
Chesapeake Energy,
Gtd. Notes	7.00	8/15/14	2,140,000 [a]	2,156,050
Chesapeake Energy,
Gtd. Notes	7.50	6/15/14	800,000 [a]	824,000
Chesapeake Energy,
Gtd. Notes	7.63	7/15/13	600,000 [a]	618,000
Cimarex Energy
Gtd. Notes	7.13	5/1/17	2,375,000 [a]	2,369,063
Dynegy Holdings,
Sr. Unscd. Notes	8.38	5/1/16	3,845,000 [a]	3,825,775
Dynegy Holdings,
Sr. Unscd. Notes	8.75	2/15/12	280,000 [a]	289,100
Whiting Petroleum,
Gtd. Notes	7.25	5/1/13	2,225,000 [a]	2,202,750
Williams Cos.,
Sr. Unscd. Notes	6.73	10/1/10	3,000,000 [a,b,d]	3,075,000
Williams Cos.,
Sr. Unscd. Notes	7.13	9/1/11	1,925,000 [a]	2,054,938
Williams Cos.,
Sr. Unscd. Notes	7.63	7/15/19	500,000	536,250
Williams Cos.,
Sr. Unscd. Notes	7.88	9/1/21	1,900,000 [a]	2,068,625
				20,135,083

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Packaging & Containers—6.3%
Crown Americas,
Gtd. Notes	7.63	11/15/13	1,941,000	1,989,525
Crown Americas/Capital,
Gtd. Notes	7.75	11/15/15	3,925,000 [a]	4,052,563
Norampac,
Gtd. Notes	6.75	6/1/13	3,554,000 [a]	3,051,998
Owens Brockway Glass Container,
Gtd. Notes	6.75	12/1/14	445,000	445,000
Owens Brockway Glass Container,
Gtd. Notes	8.25	5/15/13	450,000 [a]	468,000
Owens-Illinois,
Debs.	7.50	5/15/10	1,400,000 [a]	1,438,500
Plastipak Holdings,
Sr. Notes	8.50	12/15/15	2,590,000 [a,b]	2,369,850
Smurfit-Stone Container,
Sr. Unscd. Notes	8.00	3/15/17	3,265,000	2,758,925
Stone Container,
Sr. Unscd. Notes	8.38	7/1/12	2,100,000	1,911,000
				18,485,361
Paper & Forest Products—3.8%
Georgia-Pacific,
Gtd. Notes	7.00	1/15/15	3,600,000 [a,b]	3,393,000
Georgia-Pacific,
Sr. Unscd. Notes	8.00	1/15/24	805,000 [a]	712,425
Newpage,
Gtd. Notes	12.00	5/1/13	3,542,000	3,568,565
Rock-Tenn,
Sr. Notes	9.25	3/15/16	1,350,000 [b]	1,404,000
Verso Paper,
Gtd. Notes, Ser. B	11.38	8/1/16	2,085,000	1,923,413
				11,001,403
Real Estate Investment Trusts—2.0%
B.F. Saul REIT,
Sr. Scd. Notes	7.50	3/1/14	2,210,000 [a]	1,972,425

The Fund 17

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)	Value ($)

Real Estate Investment Trusts (continued)
Host Marriott,
Sr. Scd. Notes, Ser. M		7.00	8/15/12	2,150,000 [a]	2,112,375
Host Marriott,
Sr. Scd. Notes		7.13	11/1/13	1,390,000 [a]	1,369,150
Realogy,
Gtd. Notes		12.38	4/15/15	735,000	330,750
					5,784,700
Retail—2.5%
Amerigas Partners,
Sr. Unscd. Notes		7.25	5/20/15	1,600,000 [a]	1,584,000
Central European Distribution,
Sr. Scd. Bonds	EUR	8.00	7/25/12	520,000 [b,e]	779,906
Neiman Marcus Group,
Gtd. Notes		10.38	10/15/15	2,727,000	2,740,635
Neiman-Marcus Group,
Gtd. Notes		9.00	10/15/15	1,000,000	1,005,000
Rite Aid,
Gtd. Notes		9.38	12/15/15	1,370,000 [a]	1,082,300
					7,191,841
Technology—2.1%
Amkor Technologies,
Gtd. Notes		9.25	6/1/16	1,095,000	1,059,413
Freescale Semiconductor,
Gtd. Notes		8.88	12/15/14	1,980,000 [a]	1,559,250
Freescale Semiconductor,
Gtd. Notes		10.13	12/15/16	570,000 [a]	387,600
Sungard Data Systems,
Gtd. Notes		9.13	8/15/13	1,000	1,015
Sungard Data Systems,
Gtd. Notes		10.25	8/15/15	3,164,000	3,195,640
					6,202,918
Telecommunications—11.8%
Belden,
Sr. Sub. Notes		7.00	3/15/17	700,000 [a]	679,000
Centennial Cellular Operating,
Gtd. Notes		10.13	6/15/13	1,300,000 [a]	1,290,250
Centennial Communication,
Sr. Notes		10.00	1/1/13	414,000	387,090

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)	Value ($)

Telecommunications (continued)
Centennial Communications,
Sr. Unscd. Notes		8.13	2/1/14	940,000 [d]	893,000
Citizens Communications,
Sr. Unscd. Notes		6.25	1/15/13	1,125,000	1,023,750
Cricket Communications I,
Gtd. Notes		9.38	11/1/14	1,140,000 [a]	1,085,850
Digicel Group,
Sr. Unscd. Notes		8.88	1/15/15	1,200,000 [b]	1,005,000
Digicel Group,
Sr. Unscd. Notes		9.13	1/15/15	2,439,000 [a,b]	2,018,273
Intelsat
Sr. Unscd. Notes		7.63	4/15/12	1,990,000	1,512,400
Intelsat Bermuda,
Gtd. Notes		11.25	6/15/16	4,525,000	4,609,844
Intelsat Subsidiary Holding,
Gtd. Notes		8.25	1/15/13	1,370,000 [d]	1,387,125
Intelsat Subsidiary Holding,
Gtd. Notes		8.63	1/15/15	360,000 [d]	364,500
MetroPCS Wireless,
Gtd. Notes		9.25	11/1/14	2,175,000 [a]	2,011,875
Nordic Telephone Holdings,
Sr. Scd. Notes	EUR	8.25	5/1/16	1,450,000 [b,e]	2,174,737
Nordic Telephone Holdings,
Sr. Scd. Bonds		8.88	5/1/16	415,000 [b]	404,625
Qwest,
Sr. Unscd. Notes		6.05	6/15/13	2,650,000 [a,d]	2,398,250
Qwest,
Sr. Unscd. Notes		7.50	10/1/14	1,255,000	1,229,900
Qwest,
Sr. Unscd. Notes		7.88	9/1/11	200,000	200,500
Rogers Wireless,
Sr. Scd. Notes		9.63	5/1/11	1,136,000 [a]	1,259,379
US Unwired,
Gtd. Notes, Ser. B		10.00	6/15/12	2,172,000 [a]	2,014,621
Wind Acquisition Finance,
Sr. Scd. Bonds		10.75	12/1/15	575,000 [b]	589,375
Windstream,
Gtd. Notes		8.13	8/1/13	3,790,000 [a]	3,742,625

The Fund 19

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Telecommunications (continued)
Windstream,
Gtd. Notes	8.63	8/1/16	2,175,000[a]	2,147,813
				34,429,782
Textiles & Apparel—1.9%
Invista,
Sr. Unscd. Notes	9.25	5/1/12	4,405,000[a,b]	4,526,138
Levi Strauss & Co.,
Sr. Unsub. Notes	9.75	1/15/15	1,085,000	1,086,356
				5,612,494
Transportation—.6%
Kansas City Southern of Mexico,
Sr. Unsub. Notes	7.63	12/1/13	1,100,000	1,039,500
Kansas City Southern Railway,
Gtd. Notes	7.50	6/15/09	790,000[a]	805,800
				1,845,300
Total Bonds and Notes
(cost $405,224,681)				385,923,051

Preferred Stocks—.5%			Shares	Value ($)

Media
Spanish Broadcasting System,
Ser. B, Cum. $107.5
(cost $2,199,431)			2,125	1,492,960

Common Stocks—.3%

Cable & Media—.0%
Time Warner Cable, Cl. A			6[a,g]	150
Electric Utilities—.2%
Mirant			12,912[g]	469,868
Telecommunications—.1%
Above Net			2,480[g]	176,080
Above Net (warrants 9/8/2008)			1,044[g]	53,244
Above Net (warrants 9/8/2010)			1,228[g]	57,716
				287,040
Total Common Stocks
(cost $526,669)				757,058

Other Investment—.3%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $982,000)	982,000 [h]	982,000

Total Investments (cost $408,932,781)	133.0%	389,155,069
Liabilities, Less Cash and Receivables	(33.0%)	(96,655,262)
Net Assets	100.0%	292,499,807

[a] Collateral for Revolving Credit and Security Agreement.
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At March 31, 2008, these securities amounted to $80,957,248 or 27.7% of net assets.
[c] Security linked to a portfolio of debt securities.
[d] Variable rate security—interest rate subject to periodic change.
[e] Principal amount stated in U.S. Dollars unless otherwise noted.
EUR—Euro
[f] Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[g] Non-income producing security.
[h] Investment in affiliated money market mutual fund.

Portfolio Summary	(Unaudited) †

	Value (%)		Value (%)

Corporate Bonds	131.5	Money Market Investment	.3
Preferred Stocks	.5	Common Stocks	.3
Asset/Mortgage-Backed	.4		133.0

† Based on net assets.
See notes to financial statements.

The Fund 21

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2008

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	407,950,781	388,173,069
Affiliated issuers	982,000	982,000
Cash		11,654
Cash denominated in foreign currencies	49	52
Dividends and interest receivable		9,612,752
Receivable for investment securities sold		1,264,691
Prepaid expenses		60,499
		400,104,717

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		240,727
Due to Shareholder Servicing Agent—Note 3(b)		16,727
Loan payable—Note 2		104,000,000
Dividend payable		2,037,386
Interest and loan fees payable—Note 2		395,199
Payable for investment securities purchased		387,320
Unrealized depreciation on forward
currency exchange contracts—Note 4		254,885
Accrued expenses		272,666
		107,604,910

Net Assets ($)		292,499,807

Composition of Net Assets ($):
Paid-in capital		935,861,607
Accumulated undistributed investment income—net		820,716
Accumulated net realized gain (loss) on investments		(624,162,632)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		(20,019,884)

Net Assets ($)		292,499,807

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		71,487,233
Net Asset Value, per share ($)		4.09

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended March 31, 2008

Investment Income ($):
Income:
Interest	34,336,459
Dividends:
Unaffiliated issuers	382,931
Affiliated issuers	487,777
Total Income	35,207,167
Expenses:
Management fee—Note 3(a)	4,007,172
Interest expense—Note 2	7,372,815
Shareholder servicing costs—Note 3(a,b)	438,030
Trustees’ fees and expenses—Note 3(c)	166,616
Shareholders’ reports	134,424
Professional fees	129,157
Registration fees	68,422
Custodian fees—Note 3(a)	59,103
Miscellaneous	71,038
Total Expenses	12,446,777
Less—reduction in management fee and shareholder
servicing fees due to undertaking—Note 3(a,b)	(1,335,724)
Less—reduction in fees due to earnings credits—Note 1(c)	(6,126)
Net Expenses	11,104,927
Investment Income—Net	24,102,240

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(9,296,443)
Net realized gain (loss) on swap transactions	(3,413,438)
Net realized gain (loss) on forward currency exchange contracts	(1,280,448)
Net Realized Gain (Loss)	(13,990,329)
Net unrealized appreciation (depreciation) on investments,
foreign currency transactions and swap transactions	(30,738,062)
Net Realized and Unrealized Gain (Loss) on Investments	(44,728,391)
Net (Decrease) in Net Assets Resulting from Operations	(20,626,151)

See notes to financial statements.

The Fund 23

STATEMENT OF CASH FLOWS
Year Ended March 31, 2008

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(215,530,590)
Proceeds from sales of portfolio securities	246,015,883
Net sale of short-term securities	17,518,167
Interest received	33,781,516
Dividends received	935,079
Interest and loan fees paid	(7,722,699)
Swap premium received	2,337,406
Operating expenses paid	(1,187,310)
Paid to The Dreyfus Corporation	(2,718,905)
Realized gain from foreign
exchange contracts transactions	(1,280,448)
Realized gain from swap transactions	(3,413,438)	68,734,661

Cash Flows from Financing Activities ($):
Dividends paid	(24,448,634)
Decrease in loan outstanding	(45,000,000)	(69,448,634)
Net (decrease) in cash		(713,973)
Cash at beginning of period		725,679

Cash and cash denominated in
foreign currencies at end of period		11,706

Reconciliation of Net Decrease in Net Assets Resulting from
Operations to Net Cash Provided by Operating Activities ($):
Net Decrease in Net Assets Resulting from Operations		(20,626,151)

Adjustments to reconcile net decrease in net assets resulting from operations to net cash used by operating activities ($):
Purchases of portfolio securities		(215,530,590)
Proceeds from sales of portfolio securities		246,015,883
Net sale of short-term securities		17,518,167
Increase in interest receivable		(695,283)
Decrease in interest and loan commitment fees		(349,884)
Decrease in swap premium		2,337,406
Decrease in accrued operating expenses		(66,147)
Decrease in Due to The Dreyfus Corporation		(47,457)
Increase in prepaid expenses		(60,499)
Net realized loss on investments		13,990,329
Net unrealized depreciation on investments		30,738,062
Decrease in dividends receivable		64,371
Net amortization of premiums on investments		140,340
Realized gain from foreign
exchange contracts transactions		(1,280,448)
Realized gain from swap transactions		(3,413,438)
Net Cash Provided by Operating Activities		68,734,661

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended March 31,

	2008	2007

Operations ($):
Investment income—net	24,102,240	23,430,892
Net realized gain (loss) on investments	(13,990,329)	5,970,352
Net unrealized appreciation
(depreciation) on investments	(30,738,062)	6,569,584
Net Increase (Decrease) in Net Assets
Resulting from Operations	(20,626,151)	35,970,828

Dividends to Shareholders from ($):
Investment income—net	(24,448,634)	(27,023,580)

Total Increase (Decrease) in Net Assets	(45,074,785)	8,947,248

Net Assets ($):
Beginning of Period	337,574,592	328,627,344
End of Period	292,499,807	337,574,592
Undistributed (distributions in excess of)
investment income—net	820,716	(1,597,871)

See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements and market price data for the fund’s shares.

		Year Ended March 31,

	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	4.72	4.60	4.67	4.76	3.87
Investment Operations:
Investment income—net [a]	.34	.33	.37	.45	.56
Net realized and unrealized
gain (loss) on investments	(.63)	.17	(.03)	(.05)	.93
Total from Investment Operations	(.29)	.50	.34	.40	1.49
Distributions:
Dividends from investment income—net	(.34)	(.38)	(.41)	(.49)	(.60)
Net asset value, end of period	4.09	4.72	4.60	4.67	4.76
Market value, end of period	3.47	4.29	4.04	4.40	5.48

Total Return (%) [b]	(11.75)	15.99	.94	(10.95)	19.92

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	3.94	4.25	3.39	2.52	2.36
Ratio of net expenses
to average net assets	3.52	3.81	2.98	2.33	2.17
Ratio of net investment income
to average net assets	7.64	7.14	7.98	9.50	12.35
Portfolio Turnover Rate	49.38	41.02	54.31	81.52	145.95

Net Assets, end of period ($ x 1,000)	292,500	337,575	328,627	333,866	337,958
Average borrowings outstanding
($ x 1,000)	129,549	149,351	135,205	138,099	137,123
Weighted average number of fund
shares outstanding ($ x 1,000)	71,487	71,487	71,487	71,294	70,406
Average amount of debt per share ($)	1.81	2.09	1.89	1.94	1.95

[a]	Based on average shares outstanding at each month end.
[b]	Calculated based on market value.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus High Yield Strategies Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”) as a non-diversified, closed-end management investment company.The fund’s primary investment objective is to seek high current income by investing at least 65% of its total assets in income securities rated below investment grade.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment manager and administrator.

On July 1, 2007, Mellon Financial Corporation and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward currency exchange contracts are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate. Investments in swap transactions are valued each business day by an independent pricing service approved by the Board of Trustees. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually.To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested either (i) through receipt of additional unissued but authorized shares from the fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market of the New York Stock Exchange or elsewhere as defined in the dividend reinvestment plan.

On March 27, 2008, the Board of Trustees declared a cash dividend of $.0285 per share from investment income-net, payable on April 28, 2008 to shareholders of record as of the close of business on April 11, 2008.

(f) Concentration of risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

The fund is permitted to invest up to 5% of its assets directly in the common stock of high yield bond issuers.This percentage will be in addition to any other common stock holdings acquired as part of warrants or “units”, so that the fund’s total common stock holdings could exceed 5% at a particular time. However, the fund currently intends to invest directly in common stocks (including those offered in an IPO) to gain sector exposure and when suitable high yield bonds are not available for sale, and expects to sell the common stock promptly when suitable high yield bonds are subsequently acquired.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

During the current year, the fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the year ended March 31, 2008.

Each of the tax years in the three-year period ended March 31, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,021,920, accumulated capital losses $611,172,697 and unrealized depreciation $23,375,050. In addition, the fund had $9,798,587 of capital losses realized after October 31, 2007, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to March 31, 2008. If not applied, $136,674,723 of the carryover expires in fiscal 2009, $283,731,643 expires in fiscal 2010, $105,470,700 expires in fiscal 2011, $56,969,403 expires in fiscal 2012, $19,946,264 expires in fiscal 2014 and $8,379,964 expires in fiscal 2016. It is uncertain that the fund will be able to utilize most of its capital loss carryovers prior to its expiration date.

The tax characters of distributions paid to shareholders during the fiscal periods ended March 31, 2008 and March 31, 2007 were as follows: ordinary income $24,448,634 and $27,023,580, respectively.

During the period ended March 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, consent fees, foreign currency transactions, real estate investment trusts and the expiration of a capital loss carryover, the fund increased accumulated undistributed investment income-net by $2,764,981, increased accumulated net realized gain (loss) on investments by $29,569,021 and decreased paid-in capital by $32,334,002. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Borrowings:

The fund has entered into a $175,000,000 Revolving Credit and Security Agreement (the “Agreement”), which expires on November 6, 2008. Under the terms of the Agreement, the fund may borrow Advances (including Eurodollar Advances), on a collateralized basis with certain fund assets used as collateral which amounted to $218,905,068 as of March 31, 2008; the yield to be paid by the fund on such Advances is determined with reference to the principal amount of each Advance

(and/or Eurodollar Advance) outstanding from time to time.The fund pays certain other fees associated with the Agreement. During the period ended March 31, 2008, $567,001 applicable to those fees was included in interest expense.

The average daily amount of borrowings outstanding during the period ended March 31, 2008, under the Agreement, was approximately $129,549,200, with a related weighted average annualized interest rate of 5.25% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management and administration agreement with the Manager, the management and administration fee is computed at the annual rate of .90% of the value of the fund’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets”) and is payable monthly.

For the period from April 1, 2007 through April 4, 2009, the Manager agreed to waive receipt of a portion of the fund’s management fee in the amount of .25% of the Managed Assets.The reduction in management fee, pursuant to the undertaking, amounted to $1,113,103 during the period ended March 31, 2008.

The fund compensates Mellon Investor Services, LLC, an affiliate of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2008, the fund was charged $12,000 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., a subsidiary of BNY Mellon and a Dreyfus affiliate, under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2008, the fund was charged $59,103 pursuant to the custody agreement.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

(b) In accordance with the Shareholder Servicing Agreement, UBS Warburg LLC provides certain shareholder services for which the fund pays a fee computed at the annual rate of .10% of the value of the fund’s average weekly Managed Assets. During the period ended March 31, 2008, the fund was charged $445,241 pursuant to the Shareholder Servicing Agreement.

For the period from April 1, 2007 through April 4, 2009, UBS Warburg LLC agreed to waive receipt of a portion of the fund’s shareholder services fee in the amount of .05% of the Managed Assets.The reduction in shareholder services fee, pursuant to the undertaking, amounted to $222,621 during the period ended March 31, 2008.

During the period ended March 31, 2008, the fund was charged $5,541 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $301,080, custodian fees $17,571, chief compliance officer fees $2,709 and certain transfer agency fees $3,000, which are offset against an expense reimbursement currently in effect in the amount of $83,633.

(c) Each Trustee who is not an “interested person”(as defined in the 1940 Act) of the fund receives $15,000 per year plus $1,000 for each Board meeting attended,and $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The fund also reimburses each Trustee who is not an “interested person” (as defined in the 1940 Act) of the fund for travel and out-of-pocket expenses.With respect to compensation committee meetings, the Chair of the compensation committee receives $100 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $150 per meeting. In the event that there is an in-person joint committee meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) and the fund, the $2,000 fee will be allo-

cated between the Dreyfus/Laurel Funds and the fund. In the event that there is a joint telephone meeting of the Dreyfus/Laurel Funds and the fund,each Trustee attending who is not an “interested person”(as defined in the 1940 Act) receives $150 from the fund.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward currency exchange contracts and swap transactions, during the period ended March 31, 2008, amounted to $211,709,370 and $242,196,102, respectively.

The fund may use various derivatives, including options, futures contracts, forward currency exchange contracts, mortgage-related securities, asset-backed securities and swaps.The fund may invest in, or enter into, these financial instruments for a variety of reasons, including to hedge certain market trends, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.

The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) on investments.

Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

interest or principal, bankruptcy, or restructuring. For those credit default swaps in which the fund is receiving a fixed rate, the fund is providing credit protection on the underlying instrument.The maximum payouts for these contracts are limited to the notional amount of each swap. At March 31, 2008, there were no credit default swaps entered into by the fund.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

The fund may enter into forward currency exchange contracts.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at March 31, 2008:

	Foreign
Forward Currency	Currency			Unrealized
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)

Sales:
Euro,
Expiring 6/18/2008	5,340,000	8,150,042	8,400,066	(250,024)
Euro,
Expiring 6/18/2008	100,000	152,444	157,305	(4,861)
Total				(254,885)

At March 31, 2008, the cost of investments for federal income tax purposes was $412,124,129; accordingly, accumulated net unrealized depreciation on investments was $22,969,060, consisting of $5,044,395 gross unrealized appreciation and $28,013,455 gross unrealized depreciation.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The Fund 37

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Dreyfus High Yield Strategies Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus High Yield Strategies Fund (the “Fund”), including the statement of investments, as of March 31, 2008, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus High Yield Strategies Fund as of March 31, 2008, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
May 23, 2008

IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the Fund hereby designates 1.48% of the ordinary dividends paid during the fiscal year ended March 31, 2008 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $369,441 represents the maximum amount that may be considered qualifying dividend income. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns. The Fund designates 94.75% of the ordinary income dividends paid during the fiscal year ended March 31, 2008 as qualifying “interest related dividends”.

SUPPLEMENTAL INFORMATION (Unaudited)

Certifications

In August 2007, the fund’s Chief Executive Officer submitted his annual certification to the New York Stock Exchange (NYSE) pursuant to Section 303A.12(a) of the NYSE Listed Company Manual.The fund’s principal executive and principal financial officer certification pursuant to Rule 30a-2 under the 1940 Act are filed with the fund’s Form N-CSR filings and are available on the SEC’s website at http://www.sec.gov.

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center - Dreyfus Mutual Funds - Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

The Fund 39

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 12 and 13, 2008, the Board considered the re-approval of the fund’s Investment Management and Administration Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

The Board members have been concerned about the fund’s performance for some time and had requested that the Manager take steps to improve the fund’s performance. To assist in monitoring fund performance, the Board members had previously asked to receive monthly statistical information which, in addition to current performance information, includes information indicating whether the fund’s current earnings cover its monthly dividends and containing other performance- and portfolio-related information, such as recently defaulted portfolio securities.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives noted the fund’s closed-end structure, the relationships the Manager has with various intermediaries complex-wide and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing services to intermediaries and shareholders.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of leveraged, high current yield, closed-end funds (the “Performance Group”) and to a larger universe of funds, consisting of all leveraged, high current yield, closed-end funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance, on both a net asset value and market price basis, was variously above and below the Performance Group and Performance Universe medians for the 1- to 5-year time periods ended December 31, 2007. A representative of the Manager reminded the Board that David Bowser became the fund’s primary portfolio manager in October 2006 and that Karen Bater was added as a co-primary portfolio manager in July 2007, and noted that the fund’s total return performance, on both a net asset value and market price basis, for the one-year ended December 31, 2007 was above the Performance Group and Performance Universe medians. The Board noted that the fund’s yield performance was above the Performance Group median for each of the one-year periods ended December 31st since 1999, except, on a net asset value basis, 2005 and 2007 and, on a market price basis, 2007. The Board also noted that the fund’s yield performance was above the Performance Universe median for each of the one-year periods ended December 31st, since 1999, except, on a net asset value basis, 2005, 2006 and 2007 and, on a market price basis, 2007. The Manager also provided a comparison of the fund’s total returns, based on net asset value, to the returns of the fund’s benchmark index for the calendar years since the fund’s inception.

The Fund 41

INFORMATION ABOUT THE	REVIEW AND	APPROVAL	OF THE
FUND’S MANAGEMENT	AGREEMENT	(Unaudited)	(continued)

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Board members noted that the Manager was voluntarily waiving a portion of its management fee in the amount of 0.25% of the value of the fund’s average weekly total assets (minus the sum of accrued liabilities, other than the aggregate indebtedness constituting financial leverage) (“Managed Assets”), which represents almost 28% of the Manager’s contractual fee rate under the Management Agreement.The Board members noted that, based on Managed Assets and taking into account the fee waiver in place, the fund’s management fee was below the Expense Group and Expense Universe medians for the one-year period ended December 31, 2007.The Board also noted that, based on Managed Assets and taking into account the fee waiver in place, the fund’s expense ratio, which was provided by Lipper and included investment-related expenses such as costs associated with the fund’s leverage, was above the Expense Group and Expense Universe medians for the one-year period ended December 31, 2007. Representatives of the Manager and the Board members agreed that the voluntary waiver would be extended until April 4, 2009.

Representatives of the Manager noted that there were no other leveraged, high yield, closed-end funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund. Representatives of the Manager also noted that there were no other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund, noting its closed-end fund structure.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including that the fund is a closed-end fund without daily inflows and outflows of capital and not experiencing asset growth, and that the Manager was already waiving almost 28% of its contractual fee rate under the Management Agreement. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services. It was noted that a discussion of economies of scale is predicated on increasing assets and that because the fund is a closed-end fund without daily inflows and outflows of capital there were not at this time significant economies of scale to be realized by Dreyfus in managing the fund’s assets. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered by the Manager.The Board also noted the Manager’s waiver of receipt of a significant portion of the management fee and its effect on the profitability of the Management Agreement to the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

The Fund 43

INFORMATION ABOUT THE	REVIEW AND	APPROVAL	OF THE
FUND’S MANAGEMENT	AGREEMENT	(Unaudited)	(continued)

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.
  While the Board was somewhat concerned with the fund’s recent yield performance, it was generally satisfied with the fund’s relative total return performance, noting the one- and five-year performance.
  The Board believed the Manager was seeking to continue to improve performance and was generally satisfied with the Manager’s effort to do so, noting the change in portfolio managers in October 2006 and the addition of another primary portfolio manager in July 2007.The Board, however, determined to continue to closely monitor the fund’s performance.
  The Board concluded, taking into account the extension of the fee waiver, that the fee paid by the fund to the Manager was reasonable in light of considerations described above.
  The Board determined that there were no economies of scale to be shared with the fund and that to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

DIVIDEND REINVESTMENT PLAN (Unaudited)

To participate automatically in the Dividend Reinvestment Plan (the “Plan”) of the Dreyfus High Yield Strategies Fund (the “fund”), fund shares must be registered in either your name, or, if your fund shares are held in nominee or “street” name through your broker-dealer, your broker-dealer must be a participant in the Plan.You may terminate your participation in the Plan, as set forth below. All shareholders participating (the “Participants”) in the Plan will be bound by the following provisions:

Mellon Investor Services, LLC (the “Agent”) will act as Agent for each Participant, and will open an account for each Participant under the Plan in the same name as their present shares are registered, and put into effect for them the dividends reinvestment option of the plan as of the first record date for a dividend or capital gains distribution.

Whenever the fund declares income dividend or capital gains distribution payable in shares of the fund or cash at the option of the shareholders, each Participant that does not opt for cash distributions shall take such distribution entirely in shares. If on the payment date for a dividend or capital gains distribution, the net asset value is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall automatically receive such shares, including fractions, for each Participant’s account except in the circumstances described in the following paragraph. Except in such circumstances, the number of additional shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the income dividend or capital gains distribution payable on their shares by the greater of the net asset value per share determined as of the date of purchase or 95% of the then current market price per share of the fund’s shares on the payment date.

Should the net asset value per share of the fund shares exceed the market price per share plus estimated brokerage commissions on the payment date for a share or cash income dividend or capital gains distribution, the Agent or a broker-dealer selected by the Agent shall endeavor, for a purchase period of 30 days to apply the amount of such dividend or capital gains distribution on each Participant’s shares (less their pro rata share of

The Fund 45

DIVIDEND REINVESTMENT PLAN (Unaudited) (continued)

brokerage commissions incurred with respect to the Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase shares of the fund on the open market for each Participant’s account.In no event may such purchase be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per share equals or is less than the market price per share plus estimated brokerage commissions, the Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the fund issue new shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions.These newly issued shares will be valued at the then-current market price per share of the fund’s shares at the time such shares are to be issued.

For purposes of making the dividend reinvestment purchase comparison under the Plan, (a) the market price of the fund’s shares on a particular date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such shares on such Exchange on such date and (b) the net asset value per share of the fund’s shares on a particular date shall be the net asset value per share most recently calculated by or on behalf of the fund.

Open-market purchases provided for above may be made on any securities exchange where the fund’s shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Each

Participant’s uninvested funds held by the Agent will not bear interest,and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchase effected.The Agent shall have no responsibility as to the value of the fund’s shares acquired for each Participant’s account. For the purpose of cash investments, the Agent may commingle each Participant’s fund with those of other shareholders of the fund for whom the Agent similarly acts as Agent, and the average price (including brokerage commissions) of all shares purchased by the Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Agent may hold each Participant’s shares acquired pursuant to the Plan together with the shares of other shareholders of the fund acquired pursuant to the Plan in noncertificated form in the Agent’s name or that of the Agent’s nominee.The Agent will forward to each Participant any proxy solicitation material; and will vote any shares so held for each Participant first in accordance with the instructions set forth on proxies returned by the participant to the fund, and then with respect to any proxies not returned by the participant to the fund in the same portion as the agent votes proxies returned by the participants to the fund. Upon a Participant’s written request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full shares.

The Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the fund’s shares at the time of termination.

The Fund 47

DIVIDEND REINVESTMENT PLAN (Unaudited) (continued)

Any share dividends or split shares distributed by the fund on shares held by the Agent for Participants will be credited to their accounts. In the event that the fund makes available to its shareholders rights to purchase additional shares of other securities, the shares held for each Participant under the Plan will be added to other shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Agent’s service fee for handling capital gains distributions or income dividends will be paid by the fund. Each Participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective shortly after the investment of such dividend distributions with respect to any subsequent dividend or distribution. The Plan may be terminated by the Agent or the fund upon notice in writing mailed to each Participant at least 90 days prior to any record date for the payment of any dividend or distribution by the fund. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to them without charge. If a Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of their shares and remit the proceeds to them, the Agent is authorized to deduct a $5.00 fee plus brokerage commission for this transaction from the proceeds.

These terms and conditions may be amended or supplemented by the Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof.The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of any Agent for the purpose of receiving dividends and distributions, the fund will be authorized to pay to such successor Agent, for each Participant’s account, all dividends and distributions payable on shares of the fund held in their name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of New York.

The Fund 49

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (64)
Chairman of the Board (1995)	Current term expires in 2008

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 163 ———————

James M. Fitzgibbons (73)
Board Member (1998) Current term expires in 2010

Principal Occupation During Past 5 Years:
• Chairman of the Board, Davidson Cotton Company (1998-2002)
Other Board Memberships and Affiliations:
• Bill Barrett Company, an oil and gas exploration company, Director

No. of Portfolios for which Board Member Serves: 26 ———————

J.Tomlinson Fort (79)
Board Member (1998)	Current term expires in 2008

Principal Occupation During Past 5 Years:

  Retired (2005-present)
  Of Counsel, Reed Smith LLP (1998-2005)

Other Board Memberships and Affiliations:

  Allegheny College, Emeritus Trustee
  Pittsburgh Ballet Theatre,Trustee
  American College of Trial Lawyers, Fellow

No. of Portfolios for which Board Member Serves: 26 ———————

Kenneth A. Himmel (61)
Board Member (1998) Current term expires in 2009

Principal Occupation During Past 5 Years:

  President and CEO, Related Urban Development, a real estate development company (1996-present)
  President and CEO, Himmel & Company, a real estate development company (1980-present)
  CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 26

50

Stephen J. Lockwood (60)
Board Member (1998) Current term expires in 2009

Principal Occupation During Past 5 Years:

  Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

No. of Portfolios for which Board Member Serves: 26

———————

Roslyn M.Watson (58)
Board Member (1998)	Current term expires in 2010

Principal Occupation During Past 5 Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)

Other Board Memberships and Affiliations:

  American Express Centurion Bank, Director
  The Hyams Foundation Inc., a Massachusetts Charitable Foundation,Trustee
  National Osteoporosis Foundation,Trustee
  SBLI-USA, Director

No. of Portfolios for which Board Member Serves: 26

———————

Benaree Pratt Wiley (61)
Board Member (1998) Current term expires in 2009

Principal Occupation During Past 5 Years:

  Principal,The Wiley Group, a firm specializing in strategy and business development (2005-present)
  President and CEO,The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)

Other Board Memberships and Affiliations:

  Boston College,Trustee
  Blue Cross Blue Shield of Massachusetts, Director
  Commonwealth Institute, Director
  Efficacy Institute, Director
  PepsiCo African-American, Chair of Advisory Board
  The Boston Foundation, Director

No. of Portfolios for which Board Member Serves: 36

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Francis P. Brennan, Emeritus Board Member

The Fund 51

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Secretary of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer
since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (79 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

The Fund 53

NOTES

54

The Fund

NOTES

56

† Effective April 12, 2008, Mr. Fort became an Emeritus Board member.

The Net Asset Value appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Bond Funds” every Monday;Wall Street Journal, Mutual Funds section under the heading “Closed-End Bond Funds” every Monday; New York Times, Business section under the heading “Closed-End Bond Funds—Bond Funds” every Sunday.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940,as amended,that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund 57

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2007, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2008 MBSC Securities Corporation

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Joseph S. DiMartino is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $82,865 in 2007 and $85,361 in 2008.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $21,140 in 2007 and $21,785 in 2008. These services consisted of (i) agreed-upon procedures related to Fund’s revolving credit and securities agreement, and (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,090 in 2007 and $2,235 in 2008. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2007 and $0 in 2008.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre approval by the Audit Committee were $0 in 2007 and $0 in 2008.

Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures (the “Policy”) for pre-approval (within specified fee limits) of the Auditor’s engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,761,000 in 2007 and $2,790,000 in 2008.

Auditor Independence. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor’s independence.

Item 5.	Audit Committee of Listed Registrants.

During the reporting period, the Registrant had a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of the following members: Joseph S. DiMartino, James M. Fitzgibbons, J. Tomlinson Fort, Kenneth A. Himmel, Stephen J. Lockwood, Roslyn M. Watson and Benaree Pratt Wiley.

Effective April 12, 2008, Mr. Fort became a Board member Emeritus and no longer serves as an active member of the Audit Committee.

Item 6.	Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

The Board of each fund in the Dreyfus Family of Funds has delegated to the Dreyfus Corporation (“Dreyfus”) the authority to vote proxies of companies held in the fund’s portfolio. Dreyfus, through its participation on The Bank of New York Mellon Corporation’s (“BNY Mellon’s”) Proxy Policy Committee (the “PPC”), applies BNY Mellon’s Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

     Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser’s duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients’ interests to its own. In addition, an investment

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adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

     Dreyfus seeks to avoid material conflicts of interest by participating in the PPC, which applies detailed, pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Dreyfus and its affiliates engage a third party as an independent fiduciary to vote all proxies of funds managed by BNY Mellon or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in BNY Mellon’s or Dreyfus’s policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the PPC for discussion and vote. Additionally, the PPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Dreyfus weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, Dreyfus seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, the PPC recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the PPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The PPC believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the PPC generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Accordingly, the PPC generally votes in accordance with management on issues that the PPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

On questions of social responsibility where economic performance does not appear to be an issue, the PPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit or are silent on the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders.

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Information regarding how Dreyfus voted proxies for a Fund is available on the Dreyfus Family of Funds’ website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov on the Registrant’s Form N-PX filed with the SEC.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) The following information is as of May 27, 2008, the date of the filing of this report:

     Karen Bater is the sole primary portfolio manager for the Registrant. Ms. Bater has been the sole primary portfolio manager of the Registrant since April 2008 and a co-primary portfolio manager of the Registrant and employed by Dreyfus since July 2007. She is Director of High Yield Strategies of Standish Mellon Asset Management, LLC (“Standish Mellon”), a subsidiary of BNY Mellon and an affiliate of Dreyfus, responsible for managing Standish’s High Yield portfolios. She joined Standish in July 2007 from NWD Investments. Prior to NWD Investments, Ms. Bater was a portfolio manager at CoresStates Investment Advisors.

(a) (2) The following information is as of the Registrant’s most recently completed fiscal year, except where otherwise noted:

     Portfolio Managers. The Registrant’s investment adviser is responsible for investment decisions and provides the Registrant with portfolio managers who are authorized by the Trust’s Board to execute purchases and sales of securities. Karen Bater is the Registrant’s primary portfolio manager. Chris Barris and James Gaul are also portfolio managers of the Registrant. Ms. Bater and Messrs. Barris and Gaul are employees of Dreyfus and Standish Mellon.

     Portfolio Managers Compensation. Each Standish Mellon portfolio manager’s cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). The portfolio managers are compensated by Standish Mellon and not by Dreyfus or the Registrant. Funding for the Standish Mellon Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Standish Mellon’s performance. The portfolio managers are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for portfolio managers are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to Standish Mellon.

     All portfolio managers are also eligible to participate in the Standish Mellon Long Term Incentive Plan. This Plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of Standish Mellon (capped at 20% per year). Management has discretion with respect to actual participation.

     Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon’s Elective Deferred Compensation Plan.

     Additional Information About Portfolio Managers. The following table lists the number and types of other accounts advised by the primary portfolio manager and assets under management in those accounts as of the end of the Registrant’s fiscal year:

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	Registered
	Investment
	Company		Pooled	Assets	Other	Assets Managed
Portfolio Manager	Accounts	Assets Managed	Accounts	Managed	Accounts

Karen Bater	5	$1,343,628,007	0	$0	12	$874,371,375

None of the funds or accounts are subject to a performance-based advisory fee.

The dollar range of shares of the Registrant beneficially owned by the primary portfolio manager are as follows as of the end of the Registrant’s fiscal year:

Dollar Range of Registrant
Portfolio Manager	Registrant Name	Shares Beneficially Owned

Karen Bater	Dreyfus High Yield Strategies	None
Fund

Portfolio managers at Dreyfus may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

Potential conflicts of interest may arise because of Dreyfus’ management of the Registrant and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus’ overall allocation of securities in that offering, or to increase Dreyfus’ ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings (“IPOs”), in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Registrant, that they are managing on behalf of Dreyfus. Dreyfus periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Registrant. In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Registrant.

     Other Accounts may have investment objectives, strategies and risks that differ from those of the Registrant. For these or other reasons, the portfolio manager may purchase different securities for the Registrant and the Other Accounts, and the performance of securities purchased for the Registrant may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Registrant, which could have the potential to adversely impact the Registrant, depending on market conditions.

     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

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     Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of Dreyfus and an affiliated entity and such portfolio managers also manage Other Accounts.

Dreyfus’ goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
None
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the “Committee”), which is responsible for selecting and nominating persons for election or appointment by the Registrant’s Board as Board members. The Committee has adopted a Nominating Committee Charter (the “Charter”). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

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Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus High Yield Strategies Fund

By:	/s/ J. David Officer
J. David Officer
President

Date:	May 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	May 22, 2008

By:	/s/ James Windels
James Windels
Treasurer

Date:	May 22, 2008

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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